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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934










Date of report (Date of earliest event reported):   April 19, 2004
                                                 -------------------------------

                                  NETOPIA, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                        0-28450                94-3033136
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(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)            Identification No.)


6001 Shellmound Street, 4th Floor, Emeryville, California                  94608
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:   (510) 420-7400
                                                   -----------------------------


Same
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         (Former name or Former Address, if Changed Since Last Report.)


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Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits:

                  Exhibit
                  Number            Description
                  ------            -----------
                  99.1              Press Release dated April 19, 2004.

Item 12.          Results of Operations and Financial Condition.

         On April 19, 2004, Netopia, Inc. announced via press release its financial results for the second fiscal quarter ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the United States Securities and Exchange Commission.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NETOPIA, INC.



Date:  April 19, 2004               By:    /s/ ALAN B. LEFKOF
                                           -------------------------------------
                                           Alan B. Lefkof
                                           President and Chief Executive Officer
                                           (Duly Authorized Officer)



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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

99.1              Press Release dated April 19, 2004